COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia Variable Portfolio—Marsico 21st Century Fund

(the “Fund”)

Supplement dated September 30, 2011 to the Prospectuses

dated May 2, 2011

Effective on October 1, 2011, the Prospectuses for the Fund are revised and supplemented as follows:

1.	Investment Adviser and Portfolio Manager(s). The section subtitled “Investment Adviser and Portfolio Manager(s)— Marsico Portfolio Manager” in the prospectuses for the Fund is replaced in its entirety with the following:

Marsico Portfolio Manager

Brandon Geisler

Manager. Service with the Fund since October 1, 2011.

2.	Portfolio Manager. The section titled “Management of the Fund—Primary Service Providers—Marsico Portfolio Manager” in the prospectuses for the Fund is replaced in its entirety with the following:

Brandon Geisler is the Marsico portfolio manager responsible for making the day-to-day investment decisions for the Fund. Information about the portfolio manager is shown in the table below. The SAI provides more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Brandon Geisler

Manager. Service with the Fund since October 1, 2011.

Prior to joining Marsico in January 2006, Mr. Geisler spent four years as a Vice President in Equity Research for

Goldman, Sachs & Co. He received B.S. and M.B.A. degrees from McMaster University in Ontario.

Shareholders should retain this Supplement for future reference.

C-1536-1 A (9/11)